2
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 . . . . . . . . . . . . . The Gabelli Utility Trust .  . .
                                             . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)
                               . . . . . . . . . .
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . . . . . . .

       2) Aggregate number of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . .
           . . . . . . . . . .

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . .
           . . . . . . . . . .

       4) Proposed maximum aggregate value of transaction:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .
 . . . . . . . . . .

       5) Total fee paid:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . .

[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       2)  Form, Schedule or Registration Statement No.:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .

       3)  Filing Party:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .

       4)  Date Filed:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .

                            The Gabelli Utility Trust
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                 -------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 15, 2000
                                 -------------

To the Shareholders of
THE GABELLI UTILITY TRUST

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Utility Trust (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 15, 2000, at 11:00 a.m., for the following purposes:

         1.       To elect four (4) Trustees of the Trust (Proposal 1);

         2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the year ending December 31, 2000 (Proposal 2); and

         3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                                      By Order of the Trustees


                                                              JAMES E. MCKEE
                                                              Secretary

April 5, 2000

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  Registration                                Valid Signature

                  Corporate Accounts
                  (1)  ABC Corp. .............................     ABC Corp.
                  (2)  ABC Corp. ......................     John Doe, Treasurer
                  (3)  ABC Corp.
                           c/o John Doe, Treasurer..............     John Doe
                  (4)  ABC Corp., Profit Sharing Plan...     John Doe, Trustee

                  Trust Accounts
                  (1)  ABC Trust.......................... Jane B. Doe, Trustee
                  (2)  Jane B. Doe, Trustee
                           u/t/d 12/28/78....................     Jane  B. Doe

                  Custodian or Estate Accounts
                  (1)  John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA...     John B. Smith
                  (2)  John B. Smith................John B. Smith, Jr., Executor

                            Telephone/Internet Voting

         Shares held through various brokerage firms may offer the convenience of voting via telephone or the Internet. If available, instructions are included with this Proxy Statement and ballot.

                            THE GABELLI UTILITY TRUST
                                  ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 2000
                                 ----------

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Gabelli Utility Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 15, 2000, at 11:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 5, 2000.

         In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe, the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at 1-800-422-3554 or via the Internet at www.gabelli.com.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR the election of the nominees as Trustees and FOR Proposal 2 listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment.

         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 10,944,734 shares of common stock ("Common Stock" or the "Shares") outstanding.

         The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the record date:

            Name and Address of                    Amount of Shares and
          Beneficial /Record Owner                 Nature of Ownership             Percent of Class

Cede & Co*
P.O. Box 20                                             9,100,828                      83.15%
Bowling Green Station
New York, NY 10274-0020

Salomon Smith Barney Inc.**
333 W. 34th Street                                      1,666,321                      15.22%
New York, NY 10001

A.G. Edwards & Sons Inc.**
125 Broad Street 40th FL                                1,006,117                       9.19%
New York, NY 10004

Charles Schwab & Co., Inc.**                              674,589                       6.16%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

Prudential Securities Inc.**
c/o ADP Proxy Services                                    660,868                       6.04%
51 Mercedes Way
Edgewood, NY 11717

*   A nominee partnership of The Depository Trust Company.
** Shares held at The Depository Trust Company.


         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                 PROPOSAL 1: TO ELECT FOUR TRUSTEES OF THE TRUST

         The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James P. Conn, Karl Otto Pohl, Anthony R. Pustorino and John D. Gabelli have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each of the Trustees of the Trust has served in that capacity since the March 29, 1999 organizational meeting of the Trust. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The business address of each Trustee is One Corporate Center, Rye, New York 10580-1434.

                                                                                    Number and Percentage of
                                                                                          Trust Shares
                                                                                      Beneficially Owned**
Name, Position with the Trust, Business Experience                                  Directly or Indirectly on
During Past Five Years and Age                                                            March 6, 2000
------------------------------                                                            -------------

Trustees Serving Until 2003 Annual Meeting of Shareholders

James P. Conn                                                                               2,325***
Trustee of the Trust.  Former Managing  Director and Chief  Investment  Officer of
Financial  Security  Assurance  Holdings Ltd.  (1992-1998);  Director of Meditrust
Corporation  (real estate  investment  trust) and Director of First Republic Bank.
Mr. Conn is 62 years old. (1)(6)(7)(10)(16)(18)

*John D. Gabelli                                                                                0
Trustee of the Trust.  Senior Vice  President of Gabelli & Company Inc.;  Director
of Gabelli Advisers, Inc.; Mr. Gabelli is 54 years old.  (1)(5)(6)(8)(10)(16)

*Karl Otto Pohl                                                                                 0
Trustee of the Trust.  Member of the Shareholder  Committee of Sal Oppenheim Jr. &
Cie (private  investment  bank);  Board  Member of  TrizecHahn  Corporation  (real estate company) and Zurich Allied  (insurance company);  Director of Gabelli Asset
Management Inc.;  Former President of the Deutsche  Bundesbank and Chairman of its
Central Bank Council from 1980 through 1991.  Mr. Pohl is 70 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

Anthony R. Pustorino                                                                         978***
Trustee of the Trust. Certified Public Accountant;  Professor of Accounting,  Pace
University, since 1965.  Mr. Pustorino is 74 years old.
(1)(3)(4)(5)(6)(7)(10)(13)(16)(17)(19)




The following Trustees of the Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                    Number and Percentage of
                                                                                          Trust Shares
                                                                                      Beneficially Owned**
Name, Position with the Trust, Business Experience                                  Directly or Indirectly on
During Past Five Years and Age                                                            March 6, 2000
------------------------------                                                            -------------

Trustees Serving Until 2001 Annual Meeting of Shareholders

*Mario J. Gabelli, CFA                                                                       121,435
Chairman of the Board, President and Chief Investment Officer of the Fund since              (1.11%)
1989; Chairman of the Board and Chief Executive Officer of Gabelli Asset
Management Inc.; Chief Investment Officer of Gabelli Funds, LLC and GAMCO
Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch
Corporation (diversified manufacturing company) and Chairman of the Board of
Lynch Interactive Corporation (multimedia and services company); Director of
Spinnaker Industries, Inc. (manufacturing company).  Mr. Gabelli is 57 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)

Dr. Thomas E. Bratter                                                                       1,104***
Trustee of the Trust.  Director,  President  and Founder,  The John Dewey  Academy
(residential  college  preparatory  therapeutic  high school).  Dr.  Bratter is 60 years old.  (6)(7)(16)

Felix J. Christiana                                                                         3,816***
Trustee of the Trust.  Former  Senior Vice  President  of Dollar Dry Dock  Savings
Bank.  Mr. Christiana is 75 years old. (1)(4)(5)(6)(7)(8)(10)(13)(16)(17)(19)

Vincent D. Enright                                                                              0
Trustee of the Trust.  Former Senior Vice  President and Chief  Financial  Officer
of Key Span  Energy  Corporation  through  1998;  Mr.  Enright  is 56  years  old.
(2)(5)(12)(13)(14)(15)(16)

Trustees Serving Until 2002 Annual Meeting of Shareholders

Anthony J. Colavita                                                                             0
Trustee of the Trust.  President  and  Attorney  at Law in the law firm of Anthony
J.   Colavita,    P.C.    since   1961.   Mr.    Colavita   is   64   years   old.
(1)(2)(3)(4)(5)(6)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

Frank J. Fahrenkopf, Jr.                                                                        0
Trustee of the Trust.  President and CEO of the American Gaming  Association since
June 1995; Partner of Hogan & Hartson (law firm);  Chairman of International Trade
Practice  Group;  Co-Chairman of the Commission on  Presidential  Debates;  Former
Chairman of the Republican  National  Committee.  Mr. Fahrenkopf,  Jr. is 60 years old. (6)(7)(16)







                                                                                    Number and Percentage of
                                                                                          Trust Shares
                                                                                      Beneficially Owned**
Name, Position with the Trust, Business Experience                                  Directly or Indirectly on
During Past Five Years and Age                                                            March 6, 2000
------------------------------                                                            -------------

Trustees Serving Until 2002 Annual Meeting of Shareholders

Robert J. Morrissey                                                                             0
Trustee  of the  Trust.  Partner  in the law  firm of  Morrissey  &  Hawkins.  Mr.
Morrissey is 60 years old.  (5)(16)(17)

Salvatore J. Zizza                                                                          3,000***
Director of the Trust.  Chairman of The  Bethlehem  Corp.;  Board Member of Hollis
Eden  Pharmaceuticals;  Former Executive Vice President of FMG Group (a healthcare provider);  Former President and Chief Executive  Officer of the Lehigh Group Inc.
(an electrical supply wholesaler);  Former Chairman of the Executive Committee and
Director of  Binnings  Building  Products,  Inc.;  Adviser to The  Gabelli  Growth
Fund.  Mr. Zizza is 54 years old.  (1)(4)(6)(7)(16)

Trustees and Officers as a Group                                                             132,658
                                                                                             (1.21%)
         .........
*        "Interested  person" of the Trust, as defined under the Investment  Company Act of 1940, as amended
         ("the  1940  Act").  Mr.  Gabelli  is an  "interested  person"  of the  Trust  as a  result  of his employment  as an officer of the Trust and the Adviser.  Mr. Mario  Gabelli and Mr. John D. Gabelli
         are  registered  representatives  of a  broker-dealer  that is  majority  owned  by  Gabelli  Asset
         Management  Inc., the parent  company of the Adviser.  Mr. Pohl is a Director of the parent company of the Adviser.
**       For this purpose "beneficial  ownership" is defined under Section 13(d)
         of the  Securities  Exchange Act of 1934,  as amended (the "1934 Act").
         The  information as to beneficial  ownership is based upon  information furnished to the Trust by the Trustees.
***      Less than 1%.





(1)  Trustee of The Gabelli Asset Fund                      (11)  Director  of  Gabelli   International  Growth
                                                                  Fund, Inc.
(2)  Trustee of The Gabelli Blue Chip Value Fund            (12)  Director of The Gabelli Investor Funds, Inc.
(3)  Director of Gabelli Capital Series Funds, Inc.         (13)  Trustee of The Gabelli Mathers Fund
(4)  Director of The Gabelli Convertible  Securities Fund,  (14)  Trustee of The Gabelli Money Market Funds
     Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.          (15)  Trustee of The Gabelli Utilities Fund
(6)  Director of The Gabelli Equity Trust Inc.              (16)  Trustee of The Gabelli Utility Trust
(7)  Director of The Gabelli Global Multimedia Trust Inc.   (17)  Director of The Gabelli Value Fund Inc.
(8)  Director of Gabelli Global Series Funds, Inc.          (18)  Trustee of The Gabelli Westwood Funds
(9)  Director of Gabelli Gold Fund, Inc.                    (19)  Director of The Treasurer's Fund, Inc.
(10) Trustee of The Gabelli Growth Fund

         The Trust pays each Trustee not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended in person and by telephone, together with the Trustee's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Trust to such Trustees during the fiscal year ended December 31, 1999 amounted to $16,000.

         During the year ended December 31, 1999, the Trustees of the Trust met four times, one of which was a special meeting of Trustees. Each Trustee then serving in such capacity, except Mr. Pohl, attended at least 75% of the meetings of Trustees. Messrs. Christiana, Colavita and Pustorino serve on the Trust's Audit Committee and these Trustees are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended December 31, 1999, the Audit Committee met once.

         The Trustees serving on the Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. During the fiscal year ended December 31, 1999, the Nominating Committee met once. The Trust does not have a standing compensation committee.

Executive Officers of the Fund

         Officers of the Fund are appointed by the Trustees to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Fund who is not included in the listing of Trustees. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

Name, Position with the Fund, Principal Occupation During Past Five Years and
Age

Bruce N. Alpert Vice President and Treasurer. Officer of the Trust since its inception. Executive Vice President and Chief Operating Officer of the Adviser. Director and President of Gabelli Advisers, Inc. Vice President of the Treasurer's Fund, Inc. and Vice President of The Gabelli Westwood Funds. Officer of all other registered investment companies advised by the Adviser. Mr. Alpert is 48 years old.

James E. McKee Secretary of the Trust since its inception. Secretary of the Adviser. Vice President, Secretary and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Asset Management Inc. since 1999. Secretary of the registered investment companies advised by the Adviser and Gabelli Advisers, Inc. Mr. McKee is 36 years old.

David I. Schachter Vice President of the Trust since its inception. Research Analyst of Gabelli & Company, Inc. Prior to joining Gabelli in October 1999, Mr. Schachter worked for Thomas J. Herzfeld Advisors, an investment advisor specializing in closed-end funds. Mr. Schachter is 46 years old.

         The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers. Mr. Schachter is employed by the Trust and is not employed by the Adviser. Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust. Mr. Schachter, who is the only officer who receives compensation from the Trust, did not receive more than $60,000 from the Trust during the fiscal year ended December 31, 1999.



                               Compensation Table
                   for the Fiscal Year Ended December 31, 1999

                                                                                     Total Compensation from
                                                 Aggregate Compensation             the Trust and Fund Complex
Name of Person and Position                          From the Trust                 Paid to Trustees/Officers*
Mario J. Gabelli                                      $       0                          $          0     (17)
Chairman of the Board

Dr. Thomas E. Bratter                                 $   1,750                          $  33,750  (3)
Trustee

Felix J. Christiana                                   $   2,250                          $  99,250  (11)
Trustee

Anthony J. Colavita                                   $   2,250                          $  94,875  (17)
Trustee

James P. Conn                                         $   1,750                          $  53,625  (6)
Trustee

Vincent D. Enright                                    $   1,750                          $  25,500        (7)
Trustee

Frank J. Fahrenkopf, Jr.                              $   1,750                          $  26,577        (3)
Trustee

John D. Gabelli                                       $       0                          $     0    (6)
Trustee

Robert J. Morrissey                                   $     500                      $   27,000    (3)
Trustee

Karl Otto Pohl                                        $       0                       $     7,042   (19)
Trustee

Anthony R. Pustorino                                  $   2,250                        $  107,200   (11)
Trustee

Salvatore J. Zizza                                    $   1,750                          $  58,750  (6)
Trustee

*        Represents  the total  compensation  paid to such  persons  during  the
         calendar  year  ended   December  31,  1999  by  investment   companies
         (including  the Trust) or  portfolios  thereof  from which such  person receives compensation that are considered part of the same fund complex as the Trust  because  they have  common or  affiliated  advisers.  The
         number  in  parentheses   represents  the  number  of  such  investment
         companies and portfolios.


Required Vote

         Election of each of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of Shares of the Trust represented at the Meeting if a quorum is present.

         THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  "NON-INTERESTED"  TRUSTEES,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

  PROPOSAL 2: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE
                                      TRUST
                      FOR THE YEAR ENDING DECEMBER 31, 2000

         Upon recommendation by the Audit Committee, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has served as independent accountants for the Trust since the Trust's commencement of operations on July 9, 1999, and has been selected by the vote of a majority of those Trustees who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC").

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of Shares of the Trust represented at the Meeting if a quorum is present.

         THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 2000.

The Investment Adviser and Administrator

         Gabelli Funds, LLC is the Trust's Adviser and administrator. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during 1999 such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Trustees (Proposal 1) requires that the four candidates who receive the highest number of votes cast at the Meeting are elected; therefore, abstentions will be disregarded. The ratification of PricewaterhouseCoopers LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

         Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report for the six months ending June 30, 2000.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2001 must be received by the Trust for consideration for inclusion in the Trust's Proxy Statement and proxy relating to that meeting no later than December 7, 2000.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                GBFUF-PS-00

[x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE

------------------------------------------------------------------

       THE GABELLI UTILITY TRUST

------------------------------------------------------------------

1. To elect four (4) Trustees of the Trust:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                          James P. Conn
                          John D. Gabelli
                          Karl Otto Pohl
                          Anthony R. Pustorino

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the year ending December 31, 2000.

          For               Against              Abstain
          ---                 ---                  ---


Please be sure to sign and date this proxy.

Date _________________________________

Shareholder sign here ___________________

Co-owner sign here _____________________

Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

RECORD DATE SHARES:

                            THE GABELLI UTILITY TRUST
                This proxy is solicited on behalf of the Trustees


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2000 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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